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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Registration Statement No. 333-18789 of Spinnaker Industries, Inc. on Form S-4 of our reports dated February 26, 1996 and December 8, 1995, appearing in the Prospectus, which is part of this Registration Statement.


    We also consent to the reference to us under the heading "Experts" in such Prospectus.


Deloitte & Touche LLP
Milwaukee, Wisconsin
February 6, 1997